SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 9, 2017 (March 7, 2017)

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Valeant Pharmaceuticals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West Laval, Quebec Canada H7L 4A8
(Address of Principal Executive Offices)(Zip Code)
514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Secured Notes Offering

On March 9, 2017, Valeant Pharmaceuticals International, Inc. (the “Company”) announced that it has launched an offering of $2.5 billion aggregate principal amount of senior secured notes (the “notes”) in two tranches, one of which would mature in 2022 and one in 2024.

The notes will be offered in the United States to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

This Current Report on Form 8-K, including the press release filed as Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

Tender Offer

On March 7, 2017, the Company announced that it has launched an offer to purchase for cash up to $600,000,000 aggregate principal amount of the Company’s outstanding 6.75% senior notes due 2018 (the “2018 notes”) on March 7, 2017. The tender offer will expire at 11:59 p.m., New York City time on April 3, 2017 (unless extended), and holders who tender prior to 5:00 p.m., New York City time, on March 20, 2017 (unless extended) will be paid $1,029.06 for each $1,000 principal amount of the 2018 notes accepted for purchase.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering, dated March 9, 2017
99.2	Press release announcing the launch of the tender offer for up to $600,000,000 outstanding principal amount of 6.75% senior notes due 2018, dated March 7, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Paul S. Herendeen
	Name:	Paul S. Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: March 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering, dated March 9, 2017
99.2	Press release announcing the launch of the tender offer for up to $600,000,000 outstanding principal amount of 6.75% senior notes due 2018, dated March 7, 2017